Exhibit 10.20

               CONTRACT FOR HOME INFUSION THERAPY SERVICES BETWEEN
                 MT ULTIMATE HEALTHCARE AND ORION HOME INFUSION

THIS AGREEMENT, made this 8th day of December, 2003, Mid Atlantic Home Infusion , a New Jersey business authorized to conduct business in the state of New Jersey, which holds a pharmacy license pursuant to the New Jersey State Public Health Law. Mid Atlantic and MT Ultimate Healthcare, a licensed Health Care Service Agency pursuant to Article 36 of the New York State Public Health Law (LHCSA), provides as follows:

                                   WITNESSETH

WHEREAS, the LHCSA (I) assess the home health care service needs of Patients under its care, and (II) together with the Patient, the patient's family, the Patient's physician and the Patient's other health care providers, develop a plan to provide for the home health care service needs of the patient, and is in the business of providing Home Health Care Services; and (III) provides to Patients within their homes, heath care personnel to address their home health care service needs; and

     WHEREAS, Mid Atlantic Home Infusion Therapy provides pharmaceuticals, supplies and equipment to their patients, as well as certain Patients under the care of LHCSA; and

     WHEREAS, LHCSA has chosen Mid Atlantic herein as their agent for supplying said pharmaceuticals, supplies and equipment to its Patients, and Mid Atlantic has chosen LHCSA as a provider of nursing services for which Mid Atlantic wishes to refer patients to.

     NOW THEREFORE, in consideration of the services to be performed and rendered by Mid Atlantic and LHCSA, together with such other valuable consideration exchanged between parties, it is hereby acknowledged and agreed as follows:

1.     RESPONSIBILITIES OF Mid Atlantic

     a.   Implementation  of services provided: Under the supervision of LHCSA's
          ------------------------------------
          personnel, the Patients referred to Mid Atlantic by LHCSA for the provision of medication supplies and equipment, and for the patients of Mid Atlantic referred to LHCSA for the provision of nursing services, Mid Atlantic personnel will perform these specialized, skills or other services which are provided for herein in accordance with the medical plans of treatment and plans of care established by LHCSA.

     b.   Documentation  and communication: Services provided by LHCSA personnel
          --------------------------------
          will be appropriately documented on forms specified and provided by LHCSA or by Mid Atlantic, depending on LHCSA's preference. All forms which are supplied by Mid Atlantic at LHCSA's option must comply with all applicable State and Federal regulations and conform to LHCSA's plans of treatment and care as established by LHCSA. Mid Atlantic will furnish copies of such documentation to the LHCSA within ten (10) business days of providing the services under this agreement. Telephone consultation with the LHCSA as needed to report any changes in the Patient's condition or circumstances, and to keep LHCSA's personnel appropriately informed of the patient's progress and/or problems which may arise.

     c.   Authorization  for  Services:  The  implementation  of  all  services
          ----------------------------
          provided to the patients of LHCSA by herein under this agreement shall be delivered solely in the response to LHCSA's prior request. Patients of which are referred to LHCSA for the provision of nursing services are assumed authorized for service by Mid Atlantic at the time that the referral is made by HCS. Professionals delivering services to the patient under the direction of Mid Atlantic must maintain and assure that care planning and service delivery provided are coordinated and supervised by Mid Atlantic with ultimate responsibility remaining under the LHCSA's supervision as the primary licensed home care agency.

     d.   Personnel:  All  Mid  Atlantic  personnel  who  perform  the  services
          ---------
          provided for under this agreement shall meet all applicable State and professional standards and requirements including license verification and/or other appropriate credentials. Upon LHCSA's request, Mid Atlantic shall furnish LHCSA with a profile of all LHCAS's personnel qualifications, including any and all information required under the New York State Code of Rules and Regulations.

     e.   Accessibility:  Mid Atlantic shall provide 24 hour on-call access by a
          -------------
          licensed pharmacist and other support personnel to answer questions and/or concerns which need to be addressed by Patients of the LHCSA, to provide pharmaceuticals and/or equipment as needed pursuant to the Patient's Plan of Care as developed by the LHCSA.

     f.   Delivery:  Mid Atlantic shall deliver to the patient the initial setup
          --------
          and ongoing delivery of Infusion drugs and solutions, infusion equipment and related medical supplies for LHCSA's patient's home at least 5 hours prior to the time scheduled by LHCSA's nursing personnel to perform nursing services.

     g.   Universal  precautions:  Mid Atlantic shall pick up and dispose of, in
          ----------------------
          accordance with all applicable law, rules and regulation, all medical waste (including sharps and "red bags" waste) from the patient's homes regardless of the source of the medical waste, for any patient for whom the LHCSA is providing infusion therapy services. Mid Atlantic shall assure that all personnel handling said medical waste are properly trained with respect to the rules and regulations promulgated by OSHA, and that said the personnel comply with all Universal Precautions Standard established by Federal, state or local agencies.

     h.   Medical  Equipment Maintenance and cleaning: Mid Atlantic shall supply
          -------------------------------------------
          and deliver infusion therapy products, equipment and supplies needed by the LHCA seven (7) days a week on an emergency basis, twenty four
          (24) hours per day. All equipment and supplies which are delivered to patients shall be in good and proper condition and selected according to each patient's particular need and requirements consistent with the Physician's plan of Care. Within 3 days of the patient's discharge from service, Mid Atlantic shall remove all equipment and supplies from the patient's home and shall clean, sterilize and maintain such equipment in accordance with the rules and regulations promulgated by OSHA.

     i.   Pharmaceuticals:  Mid  Atlantic  shall  furnish  supplies  and provide
          ---------------
          parenteral, antimicrobial, pain management and infusion therapy admixture solutions, using aseptic technique and appropriate quality procedures in accordance with applicable pharmacy regulations and delivering orders of infusion therapy products, equipment and supplies to LHCSA patients in a timely fashion as determined by LHCSA.

     J.   Training:  Mid Atlantic shall provide all necessary in-service manuals
          --------
          and other documentation necessary to properly instruct LHCSA personnel on the proper use of the equipment provided. Mid Atlantic shall further provide in-service training and instructions to LHCSA supervisions for teaching the patient and caregivers on the use of the infusion equipment and other related durable medical equipment delivered in accordance with paragraph 1(F) herein

     k.   Insurance:  Mid  Atlantic  shall option, at it's sole expense, a valid
          ---------
          policy of insurance covering general and professional liability arising from the acts or omissions of HCS its agents and/or its employees, in an amount generally considered standard in HCS' industry, but in any event no less than $1,000,000 per occurrence, $3,000,000 in the aggregate. Mid Atlantic shall forward a Certificate of Insurance to LHCSA upon request and will give prompt written notice of any material change in HCS's coverage.

     l.   Indemnification: Mid Atlantic hereby agrees to indemnify LHCSA for any
          ---------------
          and all causes of action which result from any act(s) or omission(s) of id Atlantic or HCS's personnel.

     m.   Responsibility  for  Patient Care: Notwithstanding any other provision
          ---------------------------------
          of this agreement, Mid Atlantic shall remain responsible for ensuring that any services they provide pursuant to this agreement complies with all pertinent provisions of Federal, State and Local statutes, rules and regulations and shall ensure the quality of all services provided by id Atlantic adheres to the Plan of Care established for individual patients by LHCSA.

     n.   Payment  for services: It is understood that for all services provided
          ---------------------
          hereunder by LHCSA to Mid Atlantic patients, Mid Atlantic shall directly bill all patients or third party reimbursement sources. LHCSA shall invoice OHI for all nursing services as provided hereunder, providing skilled nursing visit notes for each visit, and invoice Mid Atlantic monthly for said services. Mid Atlantic shall reimburse LHCSA for services rendered within thirty (30) days of the receipt of invoice. Should Mid Atlantic dispute any portion, they must notify LHCSA within twenty (20) days of our invoice date. Failure to notify LHCSA within the timeframe shall be deemed acceptance to pay LHCSA in full for the invoice.

2.     RESPONSBILITIES OF LHCSA

     a.   Request  for  Service: For services provided to patients both referred
          ---------------------
          to Mid Atlantic by LHCSA for the provision of pharmaceuticals, supplies and equipment, as well as patients referred to LHCSAby Mid
          Atlantic for the rendition of nursing services, LHCSA shall be responsive for the development, monitoring and revision of the Patient's Care Plan, and utilizing for this purpose information necessary to manage the patient's homecare needs. Upon making any change to the Patient's Care Plan, LHCSA will promptly notify HCS.

     b.   Patient Admission and Discharge: LHCSA shall remain solely responsible
          -------------------------------
          for the admission, transfer and discharge under their care. Mid Atlantic hereby agrees to comply with any and all decisions relating to the admission, transfer and discharge of any LHCSA's patients.

     c.   Case  Management:  LHCSA  shall  be  ultimately  responsible for those
          ----------------
          services furnished under this agreement. These services may include but are not limited to the provision of:

     d.   Appropriateness of Homecare: Screening to identify patients in need of
          ---------------------------
          the services provided for herein, together with their appropriateness for home care services as follows:

     e.   Admission  Assessment
          ---------------------

          i.  Development  of  the  Patient's  Plan  of  Care
         --

          ii.  Appropriate  training of infusion patients and / or the patient's
          ---
               responsible  infusion  care  partners

          iii.  Periodic  assessment  of  patient's  progress
          ----

          iv.  Periodic  review and appropriate review of patient's Plan of Care
          ---

          v.  Scheduling  of  routine  patient  visits
          --

          vi.  Obtaining  the  initial  Physician  Plan of Treatment and updated
          ---
               physician orders;

          vii. Arranging  for delivery of services by notifying Mid Atlantic of
          ---
               the  needs  for  such  services;

          viii.  Any other services to assure compliance by OHI with the patient
          ----
                 plan of care including coordination of services and supervision of the plan of care

          ix.  Discharge  planning
          ---

     f.   Orientation:  LHCSA  shall  orient and instruct HCS's coordinators and
          -----------
          the Directors of Quality Assurance of LHCSA's policies and procedures relating to the services provided for herein including the required documentation and timely submission thereof.

     g. Compliance: Notwithstanding any other provisions in this contract, LHCSA remains responsible for (a) ensuring that any service provided pursuant to this complies with all pertinent provisions of Federal, State and Local statutes and regulations; (b) ensuring the quality of all services provided by the agency; and (c) ensuring adherence by agency staff to the agency plan of care established for Patients.

     h.   Billing:  Unless  otherwise mutually agreed, LHCSA shall submit weekly
          --------
          invoices to Mid Atlantic for each patient to whom services have been provided under this contract for at the rates specified and attached as Appendix A attached hereto.

     i.   Payment  of  Services:  It  is  understood  that  all pharmaceuticals,
          ---------------------
          supplies and equipment provided hereunder by Mid Atlantic to Patients of LHCSA, Mid Atlantic shall directly bill LHCSA unless otherwise agreed by and between the parties hereto. Mid Atlantic shall invoice LHCSA for all pharmaceuticals, supplies and equipment as provided hereunder weekly. LHCSA shall reimburse Mid Atlantic within thirty
          (30) days of the receipt of invoice. Should LHCSA dispute any charges on an invoice, they must notify Mid Atlantic within 20 days of the invoice date. Failure to notify Mid Atlantic within this time frame shall be deemed acceptance to pay Mid Atlantic in full for the invoice.

     j.   Insurance:  LHCSA shall obtain, at its sole expense, a valid policy os
           ---------
          insurance covering general and professional liability arising from the acts or omission of LHCSA, its agents and / or its employees, in an amount generally considered standard LHCSA's industry, but in any event no less that $1,000,000 per occurrence, $3,000,000 in the aggregate. LHCSA shall forward a Certificate of Insurance to LHCSA upon request and will give prompt written notice of any material change in LHCSA coverage.

     k.   Indemnification: LHCSA hereby agrees to indemnify Mid Atlantic for any
          ---------------
          and all causes of action which result from any act(s) or omission(s) of the LHCSA or LHCSA's personnel.

3.     MUTUAL RESPONSIBILITIES

     a.   Exchange  of  information:  Each  party  shall  furnish  to the other,
          --------------------------
          written documentation of Patient assessment, Plan of Care, clinical record entries, supervisory reports, and medical orders, and information and access to its staff to assure compliance by each party's employees with applicable statutes, rules and regulations on an "as needed basis".

     b.   Confidentiality  of HIV- related information: Confidential HIV related
          --------------------------------------------
          Information will be released in accordance with NYS Public Health Law, Title 10, Part 63.1 to 63.10 of the Official compilation of the New York State Codes, Rules and Regulations. "Aids Testing and Confidentiality of HIV-Related Information".

     c.   Non-Exclusivity:  LHCSA  is  not  obligated to use the services of Mid
          ---------------
          Atlantic exclusively. Mid Atlantic has the right to refuse a referral by LHCSA.

4.     MISCELLANEOUS

     a.   Term  & Termination: This agreement shall last for a period of one (1)
          -------------------
          year and will be reviewed annually during the month first written above. This agreement shall remain in force during the review and renegotiation. This agreement may be modified or amended by mutual consent of both parties. Any such modification or amendment must be attached and become part of this agreement. This agreement may be terminated on at least thirty (30) days written notice by either party. All written notice affecting agreement termination must be delivered by Certified or Registered Mail. The date of deposit of any notice with United States Postal Service with all postage prepaid shall be deemed the date of delivery thereof. Failure to comply with the conditions of this agreement may be interpreted as cause for immediate termination. It is understood that this agreement constitutes the entire agreement between the LCSA and MHI herein.

     b. Non-Discrimination: Neither Mid Atlantic or the LHCSA will discriminate in the delivery of services under this Agreement with respect to an individual's race, religion, sex, age, creed, handicap, national origin or sexual orientation.

     c.   Entire  Agreement:  This  Agreement  constitutes  the entire Agreement
          -----------------
          between the LCSA and MHI herein. Any amendment to this Agreement must be made in writing and signed by MHI and LCSA.

     d.   Notice:  All  notices  with  the  respect to this Agreement (including
          ------
          notice of Termination, rate changes and change of address) shall be in writing, sent via US Certified mail, return receipt requested to the appropriate address listed below.

          MHI                                 LHCSA
                                              -----
          MidAtlantic  Home  Infusion
          353 C Route 46 W
          Fairfield, NJ 07004                 MT Ultimate Healthcare Corp.
                                              NY
          Attn: Harvey Sussman                Attn:  Maria Francois

     e. Governing Law: This Agreement shall be interpreted in accordance with the Laws of the State of New York without regard to rules against conflict of laws. All disputes arising in connection with this agreement shall be finally settled under the rules of the American Arbitration Association. Such arbitration shall take place in New York. Judgment may be entered in a Court of competent jurisdiction on any arbitration award so rendered. All costs of collection for any arbitration award so rendered shall be borne by the losing party.

     f.   Individuality  of Covenants: Should any part of this agreement for any
          ---------------------------
          reason, be declared invalid, such decision shall not affect the validity of any remaining covenant herein which shall remain in full force as if this agreement had been executed with the invalid part eliminated.

          LHCSA and MHI have acknowledged their understanding of and agreement to the mutual promises written above by executing this Agreement. Signed and agreed to as of the date first written above:

      HOME INFUSION                                   MT Ultimate Healthcare
      By: /s/ Harvey Sussman                          By:  /s/Maria Francois

---------------------------                    ----------------------------
          MHI                                             LHCSA

                                SCHEDULE OF RATES

Start-up  and  Initial  Assessment
(up  to  2  hours  in  length)*                                       $125.00

Skilled  Nurse  Visits  (RN)
(up  to  2  hours  in  length)*                                       $100.00

Extended  Hourly  Rate  (RN):
(Hourly  rate  applies  to  visit  over  2  hours  in  length          $50.00
Including  Start-up,  Initial  Assessment  and  PICC/  Midline
Insertion)

PICC/  Midline  insertion                                             $125.00

PICC/  Midline  Insertion  and
Start-up  and  Initial  Assessment:                                   $150.00

Metronix  Pump  Program/Refill                                        $125.00

* Missed visits which are not based upon the fault of LHCSA's personnel will be billed at Per Diem Rate.